UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2004
                                                 (December 22, 2003)

                                 Bidville, Inc.
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             (Exact name of registrant as specified in its charter)


           Nevada                          000-31477              98-0224958
-----------------------------          ----------------      -------------------
(State or other jurisdiction           (Commission           (IRS Employer
   of incorporation)                      file number)       Identification No.)

601 Cleveland Street, Suite 120
Clearwater, FL                                                      33755
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (727) 442-9669

                                       N/A
                   ------------------------------------------
          (Former name or former address, if changes since last report)

ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
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2.2      (2)   Share   Exchange   Agreement   between   American    Recreational
               Enterprises, Inc. and NoBidding, Inc. dated December 10, 2003.

3.(i).3  (1)   Certificate  of Amendment of Articles of  Incorporation  changing name to Bidville, Inc. filed December 10, 2003.

10.1     (2)   Executive  Employment  Agreement  between NoBidding Inc. and Alan
               Phiet Pham.

10.2     (2)   Executive  Employment  Agreement  between NoBidding Inc. and  Kim
               Cullen.

10.3     (2)   Executive Employment Agreement between NoBidding Inc. and Michael
               Palandro.

10.4     (2)   LEASE  AGREEMENT  between  Wilder  Corporation  of  Delaware  and
               Bidville.com, Inc.

22.1      *    Press Release dated January 8, 2004 regarding equity funding.

31.1      *    Certification  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002.

31.2      *    Certification  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002.

32.1      *    Certification  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002.

32.2      *    Certification  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002.

---------------------
          *    Filed Herewith.

         (1) Previously filed with the Company's Current Report on Form 8-K filed December 11, 2003.

         (2) Previously filed with the Company's Amended Current Report on Form 8-K/A filed December 17, 2003.

Item 7A. CONTROLS AND PROCEDURES.

As required by Rule 13a-15 under the Exchange Act, within the 90 days prior to the filing date of this report, the Company carried out an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures. This evaluation was carried out under the supervision and with the participation of the Company's management, including the Company's President, Chief Executive and Chief Financial Officer. Based upon that evaluation, the Company's President, Chief Executive and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors, which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in Company reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in Company reports filed under the Exchange Act is accumulated and communicated to management, including the Company's Chief Executive and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure.

ITEM 9.  REGULATION FD DISCLOSURE.

On or about December 22, 2003, Bidville, Inc. (the "Company") completed the private sale of approximately 4,400,000 shares of the Company's restricted common stock to several individuals for a total of approximately $2,200,000. The Company is obligated to file a Registration Statement under the Securities Act of 1933, as amended with the Securities and Exchange Commission within ninety
(90) days of the sale. Additionally, each investor received a warrant to purchase one additional share for every two purchased pursuant to the private placement at an exercise price of $1.00. The warrants expire December 5, 2005. The Company can force exercise of the warrants in certain instances if the Company's common stock is quoted at a price exceeding $1.50 per share for ten
(10) consecutive trading days and the Registration Statement is then effective. For such offering, the Company relied upon Section 4(2) of the Securities Act of 1933, as amended and Rule 506 of Regulation D promulgated thereunder. No state exemption from Registration was required, as all investors reside outside the United States.

On or about January 8, 2004, the Company distributed a press release describing the above transactions and announcing a symbol change on the Over the Counter Bulletin Board from "AREP" to "BVLE."

ITEM 12. Results of Operations and Financial Condition.

The press release distributed January 8, 2004 may be deemed to contain material non-public information regarding the Registrant's results of operations or financial condition for the quarter and fiscal year ended December 31, 2003. A summary of that release is described herein and a copy of the release is attached hereto as an exhibit.



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                 Bidville, Inc.
                           -------------------------
                                  (Registrant)



Date: January 8, 2004

                       By:      /s/ Gerald C. Parker
                           -------------------------------
                           Gerald C. Parker, Chairman

                       By:      /s/ Michael Palandro
                           -------------------------------
                           Michael Palandro, President, CEO and Director

                       By:      /s/ Robert W. Pearce
                           -------------------------------
                           Robert W. Pearce, Secretary, Treasurer and Director

                       By:      /s/ C. John Dewey
                           -------------------------------
                             C. John Dewey, Director

                       By:      /s/ Edward Orlando
                           -------------------------------
                            Edward Orlando, Director